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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report, dated June 7, 1996, included in this Annual Report on Form 11-K for the year ended December 31, 1995, into the previously filed Form S-8 Registration Statement of the Newport News Shipbuilding Savings (401(k)) Plan for Union Eligible Employees (File No. 33-61129).


                                        ARTHUR ANDERSEN LLP

Washington, D.C.
June 24, 1996